SUMMARY PROSPECTUS

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Nicholas Money Market Fund, Inc. – NICXX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.nicholasfunds.com/prospectus.html. You can also get this information at no cost by calling 800-544-6547 or by sending an e-mail request to ShareholderServices@nicholasfunds.com. This Summary Prospectus incorporates by reference the Fund’s Prospectus, dated April 30, 2010 and Statement of Additional Information, dated April 30, 2010.

Investment Objective

     The Fund’s primary investment objective is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity.

Fees and Expenses of the Fund

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Wire Redemption Fee	$15.00
Exchange Fee	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.19%
Total Annual Fund Operating Expenses(1)	0.49%

(1)	Management Fees and Total Annual Fund Operating Expenses do not reflect the Adviser's voluntary absorption of Fund operating expenses. During the fiscal year ended December 31, 2009, the Adviser voluntarily absorbed 0.19% of the Fund's investment advisory fee. After reimbursement of expenses, Management Fees and Total Annual Fund Operating Expenses were 0.11%, and 0.30%, respectively. Currently the Adviser has agreed to voluntarily absorb management fees of 0.30% of the average net assets on an annual basis. The Adviser may decrease or discontinue its absorption of the Fund's operating expenses at any time in its sole discretion.

     The Fund’s adviser, Nicholas Company, Inc. (the “Adviser”), has or may voluntarily undertake to waive a portion of the Fund’s management fee to the extent necessary to assist the Fund in attempting to avoid a negative yield. There is no guarantee that the Fund will avoid a negative yield. Such undertaking may be amended or withdrawn at any time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

	One	Three	Five	Ten
	Year	Year	Year	Year

The Example assumes that you invest $10,000 in
the Fund for the time periods indicated and then
redeem all of your shares at the end of those
periods. The Example also assumes that your
investment has a 5% return each year and that
the Fund’s operating expenses remain the same.
Although your actual costs may be higher or
lower, based on these assumptions, your costs
would be:	$50	$157	$274	$616

Principal Investment Strategies

     The Fund is managed to provide a stable share price of $1.00, but there can be no assurance that the net asset value per share will not vary. The Fund invests only in short-term instruments (maturing in 397 days or less) and primarily invests in commercial paper, variable rate demand notes, other corporate debt instruments that meet specific credit quality and maturity standards (as discussed further herein), government securities, and financial institution obligations. Financial institution obligations include certificates of deposit and banker’s acceptances.

     Money market funds, such as the Fund, must meet certain portfolio credit quality, maturity and diversification standards established by the SEC under the Investment Company Act of 1940. These standards include requirements to maintain high credit quality in its portfolio, maintain a short average portfolio maturity to minimize the effects of changes in interest rates on the value of the portfolio and to diversify the Fund’s investments among issuers to reduce the effects of a default by any one issuer on the value of the Fund’s shares. The Fund manages its portfolio subject to these strict SEC guidelines. To minimize the effect of changing interest rates on the net asset value of the Fund’s shares, the Fund intends to keep the weighted average maturity of its holdings to 60 days or less.

     The Fund’s Adviser uses its best judgment in selecting investments, taking into consideration interest rates, terms and marketability of obligations as well as the capitalization, earnings, liquidity and other indicators of the financial condition of the issuer in arriving at investment decisions.

Principal Risks of Investing

     Money market funds are managed to maintain a $1.00 price per share. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. For example, there are risks that the Fund’s holdings could have their credit ratings downgraded, or an issuer could default, or that interest rates could rise sharply, thereby causing the value of the Fund’s securities (and its share price) to fall. As a result, there is a risk that the price of the Fund’s shares could fall below $1.00.

     In addition, the Fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. There also is no guarantee that the Fund’s return will equal or exceed the rate of inflation.

As with all mutual funds, there is no guarantee that the Fund will achieve its goals.

     An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency of the U.S. government. Although the Fund tries to maintain a $1.00 per share price, it is possible to lose money by investing in the Fund.

Performance

     The bar chart shown below provides some indication of the risks of investing in the Fund. The chart shows the variability of the Fund’s total return for the last ten calendar years. Variability of returns is one measure of the risks of investing in money market funds. The Fund’s returns, as shown below, have reflected changes in prevailing interest rates. Updated performance information for the Fund is available on our website at www.nicholasfunds.com.

     For the ten calendar year periods shown in the above bar chart, the highest quarterly return was 1.59% (for the quarter ended December 31, 2000) and the lowest quarterly return was 0.02% (for the quarter ended December 31, 2009).

     This next table shows how the Fund’s average annual total returns for the one, five and ten year periods ending on December 31, 2009 (the Fund’s most recently completed calendar year), compared to the returns of the Consumer Price Index (“CPI”). Updated performance information for the Fund is available on our website at www.nicholasfunds.com.

	One	Five	Ten
	Year	Year	Year

Nicholas Money Market Fund, Inc	0.16%	2.90%	2.75%
CPI	2.82%	2.56%	2.57%

7 Day Yield(1)	0.03%

(1)	The Fund’s 7-day yield as of December 31, 2009 was calculated according to a required standard formula. To obtain the Fund’s current 7-day yield information, please call 800-544-6547.

Of course, the Fund’s past performance is no guarantee of its future returns.

Investment Adviser

       Nicholas Company, Inc. serves as the Fund’s investment adviser (the “Adviser”).

Purchase and Sale of Fund Shares

     The minimum initial investment for the Fund is $2,000. The minimum subsequent investment is $100 except for those shareholders participating in an automatic investment plan established with the Fund, the minimum is $50.

     The Fund’s shares are redeemable. Generally, shareholders may redeem some or all of their shares without charge by the Fund on any day when the New York Stock Exchange is open for unrestricted trading and when the Federal Reserve Banks are open for business by written request, by telephone request by calling 800-544-6547, by accessing your account online at www.nicholasfunds.com or by wire transfer.

Tax Information

     Shareholders may receive distributions from the Fund of ordinary income dividends, which may be taxable to shareholders.

Payments to Broker-Dealers and Other Financial Intermediaries

     If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and its related companies may pay that intermediary for the sale of Fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your intermediary or visit your intermediary’s website for more information.